SUB-ITEM 77 Q1 (A)

FEDERATED EQUITY FUNDS
Amendment No. 48
to the
RESTATED AND AMENDED
DECLARATION OF TRUST
dated August 15, 1995


This Declaration of Trust is amended as
follows:

	Strike the first paragraph of Section
5 ? Establishment and Designation of Series or Class of Article III ? BENEFICIAL
INTEREST from the Declaration of Trust
and substitute in its place the following:

"Section 5.  Establishment
and Designation of Series
or Class.  Without limiting
the authority of the
Trustees set forth in
Article XII, Section 8,
inter alia, to establish and
designate any additional
Series or Class or to
modify the rights and
preferences of any
existing Series or Class,
the Series and Classes of
the Trust are established
and designated as:

Federated Absolute Return Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Emerging Markets Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated International Strategic Value
Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
?
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated MDT Mid Cap Growth Strategies
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Managed Risk Fund
Class A Shares
Institutional Shares
Federated Managed Volatility Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares

	The undersigned hereby certify
that the above-stated Amendment is a
true and correct Amendment to the
Declaration of Trust, as adopted by the
Board of Trustees at a meeting on the
15th  day of August, 2014, to become on
December 1, 2014.

	WITNESS the due execution
hereof this 15th day of August, 2014.



/s/ John F. Donahue
/s/ Charles F.
Mansfield,
Jr.
John F. Donahue
Charles F.
Mansfield
, Jr.


/s/ John T. Collins
/s/ Thomas M.
O?Neill
John T. Collins
Thomas M.
O?Neill


/s/ J. Christopher
Donahue
/s/ P. Jerome Richey
J. Christopher
Donahue
P. Jerome Richey


/s/ Maureen Lally-
Green
/s/ John S. Walsh
Maureen Lally-
Green
John S. Walsh


/s/ Peter E. Madden

Peter E. Madden








SUB-ITEM 77 Q1 (E)(1)

Amendment #1 to Exhibit A

Federated Equity Funds
Federated Kaufmann Large Cap Fund

Sub-Advisory Contract


	Effective December 1, 2013, for all
services rendered by Sub-Adviser
hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to 0.615% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued Daily, and paid Daily as set forth in the exhibit to the Primary Advisory
Contract dated September 17, 2007.

	This Exhibit duly incorporates by
reference the Sub-Advisory Agreement.

	IN WITNESS WHEREOF, the
parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers hereto this 2nd day of June, 2015.



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Amendment #1 to Exhibit A

Federated Equity Funds
Federated Kaufmann Fund

Sub-Advisory Contract


	Effective June 1, 2014, for all
services rendered by Sub-Adviser
hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to 1.066% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued Daily, and paid Daily as set forth in the Primary Advisory Contract dated
December 1, 2000.

	This Exhibit duly incorporates by
reference the Sub-Advisory Agreement.


	IN WITNESS WHEREOF, the
parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers this 2nd day of June, 2015.



	Federated Investment Management
Company




	By:  /s/ John B. Fisher

	Name:  John B. Fisher

	Title:  President/CEO





	Federated Global Investment
Management Corp.





	By:  /s/ John B. Fisher

	Name:  John B. Fisher

	Title:  President/CEO

?
Amendment #1 to Exhibit A

Federated Equity Funds
Federated Kaufmann Small Cap Fund

Sub-Advisory Contract


	Effective June 1, 2014, for all
services rendered by Sub-Adviser
hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to 1.066% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued Daily, and paid Daily as set forth in the Primary Advisory Contract dated
December 1, 2002.

	This Exhibit duly incorporates by
reference the Sub-Advisory Agreement.

	IN WITNESS WHEREOF, the
parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers this 2nd day of June, 2015.



	Federated Investment Management
Company




	By:  /s/ John B. Fisher

	Name:  John B. Fisher

	Title:  President/CEO




	Federated Global Investment
Management Corp.




	By:  /s/ John B. Fisher

	Name:  John B. Fisher